NATIONWIDE MUTUAL FUNDS

Supplement dated April 15, 2013
to the Summary Prospectus dated March 1, 2013 for the
Nationwide Short Duration Bond Fund

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On March 28, 2013, the Board of Trustees of Nationwide Mutual Funds (the “Trust”) approved the termination of Morley Capital Management, Inc. (“Morley”) as subadviser to the Nationwide Short Duration Bond Fund, to be replaced by HighMark Capital Management, Inc. (“HighMark”), effective on or about June 17, 2013. Shareholders of the Fund will receive an Information Statement shortly after that date as required under the Trust’s Manager of Managers Exemptive Order with more detailed information about HighMark.

HighMark, located at 350 California Street, San Francisco, CA 94104, is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo- Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2012, HighMark had approximately $16.7 billion in assets under management. HighMark (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.